EXHIBIT 99.11

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

          MORGAN STANLEY
          MSAC 2004-NC4

           All records


Selection Criteria: All records
Table of Contents

1. Range of Gross Interest Rates (%)

1. Range of Gross Interest Rates (%)
                                                                 % of
                                                                Mortgage
                                                                 Pool by
                                                  Aggregate     Aggregate      Weighted     Weighted
                                      Number       Cut-off       Cut-off       Average      Average       Weighted      Weighted
                                       of           Date          Date          Gross       Remaining     Average        Average
                                     Mortgage     Principal     Principal      Interest       Term        Original        FICO
Range of Gross Interest Rates (%)     Loans      Balance ($)     Balance       Rate (%)     (months)         LTV          Score
------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.249                            6        1,719,207        0.23         4.128           296        84.48          738
4.500 - 4.749                           26        7,794,578        1.03         4.619           311        80.26          717
4.750 - 4.999                           10        2,956,454        0.39         4.866           357        81.21          657
5.000 - 5.249                           20        6,017,923        0.79         5.124           330        78.35          678
5.250 - 5.499                           40        8,972,518        1.18         5.346           357        77.42          651
5.500 - 5.749                          159       38,863,971        5.11         5.593           345        76.68          652
5.750 - 5.999                          237       52,034,924        6.85         5.865           349        76.47          650
6.000 - 6.249                          241       48,179,756        6.34         6.094           348        78.98          636
6.250 - 6.499                          367       70,236,858        9.24         6.354           348        79.72          632
6.500 - 6.749                          385       75,357,574        9.91         6.587           350        80.30          622
6.750 - 6.999                          404       74,944,218        9.86         6.866           347        81.02          619
7.000 - 7.249                          344       58,982,743        7.76         7.107           351        81.95          618
7.250 - 7.499                          422       71,526,917        9.41         7.343           353        82.52          604
7.500 - 7.749                          403       65,246,999        8.58         7.592           352        82.99          596
7.750 - 7.999                          391       61,210,210        8.05         7.857           352        82.64          585
8.000 - 8.249                          229       32,654,643        4.30         8.098           354        82.62          579
8.250 - 8.499                          202       27,924,812        3.67         8.356           348        81.29          567
8.500 - 8.749                          142       19,469,898        2.56         8.588           348        79.78          558
8.750 - 8.999                          127       14,791,829        1.95         8.856           352        79.08          558
9.000 - 9.249                           72        7,653,778        1.01         9.104           350        77.25          540
9.250 - 9.499                           49        5,103,444        0.67         9.339           353        75.75          555
9.500 - 9.749                           30        2,998,867        0.39         9.607           348        75.27          536
9.750 - 9.999                           14        1,382,607        0.18         9.813           351        74.55          545
10.000 - 10.249                         13        1,300,555        0.17        10.125           345        75.67          532
10.250 - 10.499                         12          859,544        0.11        10.338           335        75.58          532
10.500 - 10.749                          5          646,518        0.09        10.598           357        73.40          550
10.750 - 10.999                          6          770,135        0.10        10.824           357        75.43          541
11.000 - 11.249                          2          206,978        0.03        11.030           357        80.00          569
11.250 - 11.499                          1           40,359        0.01        11.300           357        48.67          520
11.500 - 11.749                          2          128,378        0.02        11.585           357        69.32          529
11.750 - 11.999                          1           44,061        0.01        11.950           357        70.00          530
12.000 - 12.249                          1           59,948        0.01        12.000           357        65.93          600
------------------------------------------------------------------------------------------------------------------------------
Total:                               4,363      760,081,203      100.00         7.011           349        80.48          613
------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.120
Maximum: 12.000
Weighted Average: 7.011

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



              MORGAN STANLEY
               MSAC 2004-NC4

           Fixed Rate Population


Selection Criteria: Fixed Rate Population
Table of Contents

1. Range of Gross Interest Rates (%)


1. Range of Gross Interest Rates (%)
                                                                  % of
                                                                Mortgage
                                                                 Pool by
                                                  Aggregate     Aggregate      Weighted     Weighted
                                      Number       Cut-off       Cut-off       Average      Average       Weighted      Weighted
                                       of           Date          Date          Gross       Remaining     Average        Average
                                     Mortgage     Principal     Principal      Interest       Term        Original        FICO
Range of Gross Interest Rates (%)     Loans      Balance ($)     Balance       Rate (%)     (months)         LTV          Score
-------------------------------------------------------------------------------------------------------------------------------
5.250 - 5.499                            1          138,270        0.06         5.250           357        69.38           727
5.500 - 5.749                           70       17,124,206        7.58         5.573           330        72.57           674
5.750 - 5.999                          114       23,385,347       10.35         5.849           340        73.92           657
6.000 - 6.249                          110       20,741,158        9.18         6.091           337        76.21           644
6.250 - 6.499                          142       25,944,874       11.48         6.355           332        74.80           647
6.500 - 6.749                          147       26,546,954       11.75         6.580           338        76.40           632
6.750 - 6.999                          162       27,754,168       12.28         6.860           331        77.12           639
7.000 - 7.249                           91       15,038,444        6.66         7.113           333        77.72           618
7.250 - 7.499                          102       14,905,672        6.60         7.345           340        81.17           619
7.500 - 7.749                          108       14,144,619        6.26         7.591           335        79.63           624
7.750 - 7.999                           89       11,477,795        5.08         7.871           333        79.65           594
8.000 - 8.249                           62        6,549,446        2.90         8.105           343        79.25           582
8.250 - 8.499                           59        6,411,900        2.84         8.368           316        79.37           580
8.500 - 8.749                           44        5,023,201        2.22         8.589           322        80.26           571
8.750 - 8.999                           39        3,259,419        1.44         8.854           336        78.57           595
9.000 - 9.249                           26        2,226,365        0.99         9.135           335        74.85           551
9.250 - 9.499                           19        1,465,859        0.65         9.328           344        77.32           560
9.500 - 9.749                           18        1,518,806        0.67         9.636           339        74.21           543
9.750 - 9.999                            9          693,148        0.31         9.838           345        76.44           551
10.000 - 10.249                          8          674,673        0.30        10.134           335        77.24           528
10.250 - 10.499                          8          586,437        0.26        10.358           324        77.83           533
10.750 - 10.999                          1          104,281        0.05        10.750           357        90.00           611
11.000 - 11.249                          1          123,868        0.05        11.050           357        80.00           510
11.500 - 11.749                          1           37,464        0.02        11.550           357        79.79           563
12.000 - 12.249                          1           59,948        0.03        12.000           357        65.93           600
-------------------------------------------------------------------------------------------------------------------------------
Total:                               1,432      225,936,321      100.00         6.879           335        76.78           630
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.250
Maximum: 12.000
Weighted Average: 6.879


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


               MORGAN STANLEY
               MSAC 2004-NC4

         Adjustable Rate Population


Selection Criteria: Adjustable Rate Population
Table of Contents

1. Range of Gross Interest Rates (%)


1. Range of Gross Interest Rates (%)
                                                                 % of
                                                                Mortgage
                                                                 Pool by
                                                  Aggregate     Aggregate      Weighted     Weighted
                                      Number       Cut-off       Cut-off       Average      Average       Weighted      Weighted
                                       of           Date          Date          Gross       Remaining     Average        Average
                                     Mortgage     Principal     Principal      Interest       Term        Original        FICO
Range of Gross Interest Rates (%)     Loans      Balance ($)     Balance       Rate (%)     (months)         LTV          Score
------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.249                            6        1,719,207        0.32         4.128           296        84.48          738
4.500 - 4.749                           26        7,794,578        1.46         4.619           311        80.26          717
4.750 - 4.999                           10        2,956,454        0.55         4.866           357        81.21          657
5.000 - 5.249                           20        6,017,923        1.13         5.124           330        78.35          678
5.250 - 5.499                           39        8,834,248        1.65         5.348           357        77.55          649
5.500 - 5.749                           89       21,739,766        4.07         5.608           357        79.93          634
5.750 - 5.999                          123       28,649,576        5.36         5.878           357        78.55          644
6.000 - 6.249                          131       27,438,598        5.14         6.096           357        81.07          630
6.250 - 6.499                          225       44,291,984        8.29         6.353           357        82.60          623
6.500 - 6.749                          238       48,810,620        9.14         6.590           357        82.43          616
6.750 - 6.999                          242       47,190,050        8.83         6.869           357        83.32          607
7.000 - 7.249                          253       43,944,299        8.23         7.105           357        83.39          618
7.250 - 7.499                          320       56,621,246       10.60         7.343           357        82.88          601
7.500 - 7.749                          295       51,102,380        9.57         7.593           357        83.91          588
7.750 - 7.999                          302       49,732,415        9.31         7.854           357        83.33          582
8.000 - 8.249                          167       26,105,198        4.89         8.096           357        83.46          579
8.250 - 8.499                          143       21,512,912        4.03         8.352           357        81.86          563
8.500 - 8.749                           98       14,446,698        2.70         8.588           357        79.61          553
8.750 - 8.999                           88       11,532,410        2.16         8.857           357        79.22          548
9.000 - 9.249                           46        5,427,414        1.02         9.092           357        78.24          535
9.250 - 9.499                           30        3,637,585        0.68         9.343           357        75.12          553
9.500 - 9.749                           12        1,480,060        0.28         9.577           357        76.35          530
9.750 - 9.999                            5          689,459        0.13         9.788           357        72.64          540
10.000 - 10.249                          5          625,882        0.12        10.116           357        73.97          537
10.250 - 10.499                          4          273,106        0.05        10.296           357        70.74          528
10.500 - 10.749                          5          646,518        0.12        10.598           357        73.40          550
10.750 - 10.999                          5          665,854        0.12        10.835           357        73.15          530
11.000 - 11.249                          1           83,110        0.02        11.000           357        80.00          657
11.250 - 11.499                          1           40,359        0.01        11.300           357        48.67          520
11.500 - 11.749                          1           90,914        0.02        11.600           357        65.00          515
11.750 - 11.999                          1           44,061        0.01        11.950           357        70.00          530
------------------------------------------------------------------------------------------------------------------------------
Total:                               2,931      534,144,882      100.00         7.067           356        82.05          606
------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.120
Maximum: 11.950
Weighted Average: 7.067

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.